Exhibit 10.1(b)


         Schedule of Secured Convertible Note (new financing) Issued by
              NCT Group, Inc. to Carole Salkind on August 24, 2005


                                                                     Conversion
        Issue Date           Due Date           Principal              Price
      -------------      --------------      ---------------       -------------
        08/24/05            02/24/06          $  300,000             $ 0.008